UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 24, 2008

MEDecision, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33191	23-2530889
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Lee Road, Chesterbrook Corporate Center
Wayne, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

(610) 540-0202

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On July 24, 2008, MEDecision, Inc., a Pennsylvania corporation (the “Company”), issued a press release announcing its financial results for the three months ended June 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 8.01.  Other Events.

On the conference call to discuss the financial results announced in the press release, the Company intends to update shareholders on the status of the proposed merger between the Company and Health Care Service Corporation, a Mutual Legal Reserve Company, an Illinois corporation (“HCSC”), including indicating the following: (i) on July 11, 2008, the SEC declined to review the Company’s preliminary proxy statement, (ii) on July 21, 2008, the Company received Hart-Scott-Rodino clearance and (iii) neither the Company nor HCSC has received any request for further information from the state insurance regulatory authorities in Texas and Illinois, the other potential regulatory hurdles to the consummation of the proposed merger with HCSC.  HCSC filed the required notification forms with both the Texas and Illinois state insurance regulatory authorities on July 1, 2008 and they have 30 days thereafter to request further information.

In addition, the Company intends to update shareholders regarding its cash position and the net cash covenants in the proxy filing.  The Company believes that it is above the levels cited in that document and does not expect its cash position to be an impediment to consummating the proposed merger with HCSC.

The Company has scheduled the special shareholder meeting to vote on the proposed merger with HCSC for August 14, 2008. If the shareholders approve the merger, the Company expects to close the transaction shortly thereafter if all other conditions required for closing have been satisfied.

The information in this Current Report on Form 8-K, including the Exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information in this Current Report on Form 8-K, including the Exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release of MEDecision, Inc. issued on July 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDECISION, INC.

Date: July 24, 2008	By:	/s/ Carl E. Smith
		Name:	Carl E. Smith
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

99.1	Press Release of MEDecision, Inc. issued on July 24, 2008.